                                                                   EXHIBIT 10.29



                     FORM OF MASTER INTERCOMPANY AGREEMENT


                         DATED AS OF NOVEMBER __, 1998


                                 BY AND BETWEEN


                          THE NEWS CORPORATION LIMITED

                                      AND


                         FOX ENTERTAINMENT GROUP, INC.

                               TABLE OF CONTENTS

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                                                                                        Page

                                               ARTICLE I
DEFINITIONS................................................................................1


                                              ARTICLE II

EXECUTIVE SERVICES.........................................................................3
            Section 2.1      Senior Executive Services to be Made Available to Fox.........3


                                             ARTICLE III

ADMINISTRATIVE AND OTHER SERVICES..........................................................4
            Section 3.1      Cash Management...............................................4
            Section 3.2      Administrative and Other Management Services..................4
            Section 3.3      Insurance.....................................................5
            Section 3.4      Employee Benefit Plans........................................5
            Section 3.5      Services of Employees of Fox and the Fox Group Subsidiaries...5


                                            ARTICLE IV

FACILITIES.................................................................................5
            Section 4.1      News Corporation Facilities...................................5
            Section 4.2      Fox Facilities................................................5


                                             ARTICLE V

CONSIDERATION FOR SERVICES.................................................................5
            Section 5.1 Consideration for Services.........................................5


                                             ARTICLE VI

TRADEMARKS AND SERVICE MARKS...............................................................6
            Section 6.1      License to Fox................................................6
            Section 6.2      License to News...............................................6


                                             ARTICLE VII

INDEMNITIES AND ASSUMPTION OF CERTAIN LIABILITIES BY FOX...................................6
            Section 7.1      Indemnities...................................................6


                                            ARTICLE VIII

SEC AND OTHER REPORTING OBLIGATIONS........................................................7
            Section 8.1      Information Relating to Fox...................................7
            Section 8.2      Information Relating to News Corporation......................7


                                             ARTICLE IX

NEWS CORPORATION INDEMNITY.................................................................7
            Section 9.1      Indemnification by News Corporation.  ........................7


                                             ARTICLE X

MISCELLANEOUS..............................................................................7
            Section 10.1     Entire Agreement..............................................7
            Section 10.2     Governing Law.................................................8
            Section 10.3     Termination...................................................8
            Section 10.4     Notices.......................................................8
            Section 10.5     Separability..................................................9

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                                       i

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
            Section 10.6     Amendment; Waiver............................................9
            Section 10.7     Assignment and Binding Effect................................9
            Section 10.8     No Benefit to Others.........................................9
            Section 10.9     Counterparts.................................................9
            Section 10.10    Interpretation...............................................9
            Section 10.11    Consent to Jurisdiction: No Jury Trial......................10


                         MASTER INTERCOMPANY AGREEMENT



          MASTER INTERCOMPANY AGREEMENT (this "AGREEMENT") dated as of November __, 1998, by and between THE NEWS CORPORATION LIMITED, a South Australia corporation ("NEWS CORPORATION"), and FOX ENTERTAINMENT GROUP, INC., a Delaware corporation ("FOX").

          WHEREAS, News Corporation has been engaged, though its Subsidiaries, in the Film and Television Business;

          WHEREAS, at the date hereof, substantially all of the equity of Fox is owned by News Corporation;

          WHEREAS, the Board of Directors of News Corporation has determined that it is in the best interests of News Corporation and its shareholders that Fox offer shares of its Class A Common Stock, par value $.01 per share (the "Class A Common Stock") for sale to the public in an initial public offering ("IPO") and in connection therewith to reorganize its businesses so that at the Effective Date, the Film and Television Business of News Corporation will be held by Fox and its Subsidiaries (the "Reorganization");

          WHEREAS, News Corporation and Fox wish to provide for the various relationships between them on and after the Effective Date;

          NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto do hereby agree as follows:


                                   ARTICLE I

                                   DEFINITIONS
                                  ------------

     As used herein, the following terms shall have the meanings set forth below:

       "Agreement" shall have the meaning set forth in the recitals.
       ---------

     "Class A Common Stock" shall have the meaning set forth in the recitals.
      --------------------

     "Controlled Affiliates" shall mean a Person that directly, or indirectly
      ---------------------
through intermediates, is controlled by another Person.

     "Designated Senior Executives" shall have the meaning set forth in Section
      ----------------------------
2.1 hereof.

     "Effective Date" shall mean the date on which the Registration Statement is
      --------------
declared effective by the SEC.

     "Film and Television Business" shall mean the following businesses
      ----------------------------
conducted by News Corporation and its Subsidiaries, on the Effective Date: (i) the development, production and distribution of feature films and television programs; (ii) television broadcasting and (iii) cable network programming, including the ownership by News Corporation and its Subsidiaries of certain interests in such business, as more fully described in the narrative portion of the section entitled "Business" in the Registration Statement, but excluding, in any event, the interests of News Corporation in non-United States-based television broadcasting businesses not owned by Fox or the Transferred Business Entities at the Effective Date.

     "Fox" shall have the meaning set forth in the recitals.
      ---

     "Fox Group Subsidiaries" shall mean,  following the consummation of the
      ----------------------
Reorganization, the direct and indirect Subsidiaries of Fox and their respective predecessors, Subsidiaries and affiliates, including the Transferred Business Entities.

     "Governmental Authority" shall mean any nation or government, any state,
      ----------------------
municipality or other political subdivision thereof and any entity, agency or commission, domestic or foreign, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any executive official thereof.

     "IPO" shall have the meaning set forth in the recitals.
      ---

     "Liabilities" shall mean any and all indebtedness, liabilities and
      -----------
obligations, whether accrued, fixed or contingent, mature or inchoate, known or unknown, reflected on a balance sheet or otherwise, including, but not limited to, those arising under any law, rule, regulation, action, order, injunction or consent decree of any Governmental Authority or any judgement of any court of any kind or any award of any arbitrator of any kind, and those arising under any contract, commitment or undertaking.

       "News Corporation" shall have the meaning set forth in the recitals.
       -----------------

     "Non-Fox Group Subsidiaries" shall mean the direct and indirect
      --------------------------
Subsidiaries of News Corporation, excluding Fox and the Fox Group Subsidiaries.

     "Person" shall mean any individual, corporation, partnership, limited
      ------
liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

     "Registration Statement" shall mean the registration statement on Form S-1
      ----------------------
(Reg. No. 333-61515) of Fox as filed with the SEC in connection with the IPO, as such registration statement may be amended or supplemented from time to time.

     "Reorganization" shall have the meaning set forth in the recitals.
      --------------

     "SEC" shall mean the United States Securities and Exchange Commission.
      ---

     "Subsidiary" shall mean, with respect to any Person (a) a corporation, at
      ----------
least a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (b) any other Person (other than a corporation) in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof has at least majority ownership interest and the power to direct the policies, management and affairs thereof and shall, with respect to News Corporation and Fox, include Fox Television Holdings, Inc. and its Subsidiaries and successors. For purposes of this definition, any director's qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

     "Transferred Business Entities" shall mean those corporations, limited
      -----------------------------
liability companies or other entities which will be transferred to and controlled by Fox following the Reorganization and their respective direct and indirect Subsidiaries and other entities controlled by them or in which they have an interest, including, without limitation, Fox Family Worldwide, Inc., Fox/Liberty Networks, LLC, Fox/Liberty Ventures, LLC and International Sports Programming Partners, G.P., and their respective Subsidiaries.


                                  ARTICLE II

                               EXECUTIVE SERVICES
                              -------------------

      Section 2.1  Senior Executive Services to be Made Available to Fox. News
                   -----------------------------------------------------
Corporation shall continue to cause to be made available, directly or through the Non-Fox Group Subsidiaries, to Fox and the Fox Group Subsidiaries, from time to time, the services of certain senior executives of News or its Subsidiaries (the "Designated Senior Executives").

          (a) Immediately following the Effective Date, the following persons shall be Designated Senior Executives:

              K. Rupert Murdoch      Chief Executive of News Corporation
              Peter Chernin          President and Chief Executive Officer
                                     of News Corporation
              Chase Carey            Co-Chief Operating Officer of News
                                     Corporation
              David F. DeVoe         Senior Executive Vice President and Chief
                                     Financial Officer of News Corporation
              Arthur M. Siskind      Senior Executive Vice President and
                                     Group General Counsel of News Corporation

          (b) News Corporation or the Non-Fox Group Subsidiaries may, from time to time, designate other or additional senior executives of News Corporation to serve as Designated Senior Executives, and may terminate the availability of the services of any Designated Senior Executive or Executives upon notice to Fox. News Corporation shall have no liability whatsoever to Fox or the Fox Group Subsidiaries as a result of the designation of any Designated Senior Executive or the termination of the availability of the services of any Designated Senior Executive.

          (c) Fox acknowledges that the Designated Senior Executives designated above are, and that Designated Senior Executives who may be designated in the future may be, directors and executive officers of News Corporation and the Non-Fox Group Subsidiaries, and that such persons may have fiduciary and other obligations to such other entities. Nothing herein shall be deemed to affect in any respect the fiduciary obligations of such Designated Senior Executives to News Corporation or the Non-Fox Group Subsidiaries.

          (d) Fox and News Corporation acknowledge that from time to time any Designated Senior Executive, and any other officer or director of any member of the Fox Group who is at such time also an officer or director of News Corporation or any of its Subsidiaries or affiliates outside of the Fox Group
(i) may, by reason of his or her positions, become subject to conflicts or potential conflicts of interest between the Fox Group and the Non-Fox Group, or
(ii) may become aware of corporate opportunities which may be of interest to the Fox Group. Fox hereby acknowledges that it shall have no rights (except where the failure to have such rights would be in contravention of applicable laws and the applicable rules of the New York Stock Exchange, Inc.) at any time against any Designated Senior Executive or officer or director, and against News Corporation or any of the Non-Fox Group Subsidiaries arising out of or resulting from, conflicts of interest of failure to disclose or to properly respond to corporate opportunities.


                                  ARTICLE III

                        ADMINISTRATIVE AND OTHER SERVICES
                       ----------------------------------

          Section 3.1  Cash Management.  Fox and the Fox Group Subsidiaries
                       ---------------
shall continue to utilize the worldwide treasury and cash management function of News Corporation and the Non-Fox Group Subsidiaries, including the use of bank overdraft facilities. Additionally, Fox agrees that the excess cash balances of Fox and the Fox Group Subsidiaries will be available to News Corporation and the Non-Fox Group Subsidiaries. It is anticipated that following the IPO, Fox and the Fox Group Subsidiaries will receive interest on cash balances based upon News Corporation's average income on cash balances on deposit and pay interest on overdrafts at commercial interest rates which shall not exceed News Corporation's average cost of borrowings.

          Section 3.2  Administrative and Other Management Services.  News
                       --------------------------------------------
Corporation shall, directly or through the Non-Fox Group Subsidiaries, provide general overhead, financial, accounting, legal, tax, professional, management, material procurement, transportation and other services to Fox and the Fox Group Subsidiaries.

          Section 3.3  Insurance.  News Corporation or the Non-Fox Group
                       ---------
Subsidiaries shall provide insurance coverages on behalf of Fox and the Fox Group Subsidiaries against certain risks and in amounts of coverage consistent with current coverages, or as otherwise may be agreed between them. Nothing herein shall obligate News Corporation to maintain any type or amount of coverage. To the extent any loss is incurred by Fox or the Fox Group Subsidiaries, such entities shall be responsible for the payment of any deductible amounts related thereto and any amounts in excess of applicable coverage limits.

          Section 3.4  Employee Benefit Plans.  Certain of the employees of
                       ----------------------
Fox and the Fox Group Subsidiaries may from time to time continue to be eligible to participate in stock option and other employee benefit plans maintained by News Corporation or the Non-Fox Group Subsidiaries.

          Section 3.5  Services of Employees of Fox and the Fox Group
                       ----------------------------------------------
Subsidiaries. News Corporation and the Non-Fox Group Subsidiaries may from time
------------
to time request that certain employees of Fox and the Fox Group Subsidiaries devote time to business activities of News Corporation, the Non-Fox Group Subsidiaries and their affiliated and associated companies.


                                   ARTICLE IV

                                   FACILITIES
                                  -----------

          Section 4.1  News Corporation Facilities. News Corporation shall
                       ---------------------------
from time to time permit Fox and the Fox Group Subsidiaries to use all or a portion of certain premises which may be owned or, subject to the terms of the applicable lease, leased by News Corporation or the Non-Fox Group Subsidiaries.

          Section 4.2  Fox Facilities. Fox shall from time to time permit News
                       --------------
Corporation and the Non-Fox Group Subsidiaries to use all or a portion of certain premises which may be owned or, subject to the terms of the applicable lease, leased by Fox or the Fox Group Subsidiaries.


                                   ARTICLE V

                           CONSIDERATION FOR SERVICES

          Section 5.1 Consideration for Services.  The consideration to be paid
                      --------------------------
by News Corporation or the Non-Fox Group Subsidiaries or by Fox or the Fox Group Subsidiaries for the services and other arrangements set forth in Article II, Article III and Article IV hereof will be mutually agreed upon by News Corporation and the Fox (or such Subsidiaries as either party hereto may designate from time to time) based upon allocated costs; provided, that all material arrangements between News Corporation or the Non-Fox Subsidiaries, on the one hand, and Fox or the Fox Group Subsidiaries, on the other hand, will be subject to the approval of the audit committees of the Board of Directors of News Corporation and Fox, respectively.

                                  ARTICLE VI

                          TRADEMARKS AND SERVICE MARKS
                          ----------------------------

          Section 6.1  License to Fox.  News Corporation, on behalf of itself
                       --------------
and the Non-Fox Group Subsidiaries, hereby grants to Fox and the Fox Group Subsidiaries a royalty-free license to continue to use the trademarks and service marks of News Corporation and the Non-Fox Group Subsidiaries currently used by Fox and the Fox Group Subsidiaries, together with such other marks as may be from time to time, be agreed to by them. Fox and the Fox Group Subsidiaries shall take all reasonable precautionary measures to prevent the unauthorized use and the dilution of the trademarks and servicemarks of News Corporation and the Non-Fox Group Subsidiaries, using the same degree care as the manner used by News Corporation and the Non-Fox Group Subsidiaries to prevent the unauthorized use and the dilution of the trademarks and servicemarks of News Corporation and the Non-Fox Group Subsidiaries. The license granted hereby may be terminated at any time by News Corporation.

          Section 6.2  License to News.  Fox, on behalf of itself and the Fox
                       ---------------
Group Subsidiaries, hereby grants to News Corporation and the Non-Fox Group Subsidiaries a royalty-free license to use the trademarks and service marks of Fox and the Fox Group Subsidiaries currently used by News Corporation and the Non-Fox Group Subsidiaries, together with such other marks as may be from time to time, be agreed to by them. News Corporation and the Non-Fox Group Subsidiaries shall take all reasonable precautionary measures to prevent the unauthorized use and the dilution of the trademarks and servicemarks of Fox and the Fox Group Subsidiaries, using the same degree care as the manner used by Fox and the Fox Group Subsidiaries to prevent the unauthorized use and the dilution of the trademarks and servicemarks of Fox and the Fox Group Subsidiaries.


                                  ARTICLE VII

            INDEMNITIES AND ASSUMPTION OF CERTAIN LIABILITIES BY FOX
            --------------------------------------------------------

          Section 7.1  Indemnities.  Effective the Effective Date, Fox shall
                       -----------
assume all of the obligations and commitments of News Corporation and the Non-Fox Group Subsidiaries under, and shall indemnify and hold News Corporation and the Non-Fox Group Subsidiaries harmless from and against, any and all liabilities, obligations, claims, costs and expenses (including reasonable attorneys' fees) incurred or which may be incurred by News Corporation or the Non-Fox Group Subsidiaries resulting from or arising out of, obligations that News Corporation or the Non-Fox Group Subsidiaries have undertaken on behalf of Fox or the Fox Group Subsidiaries, if any.

                                 ARTICLE VIII

                       SEC AND OTHER REPORTING OBLIGATIONS
                       -----------------------------------

          Section 8.1  Information Relating to Fox. To the extent that News
                       ---------------------------
Corporation or any of the Non-Fox Group Subsidiaries shall, from time to time, require information (including audited or unaudited financial statements ) from Fox or the Fox Group Subsidiaries in order to satisfy reporting or disclosure obligations imposed by the SEC, the New York Stock Exchange, the Australian Stock Exchange or any other stock exchange, or pursuant to any rule, regulation or other requirement of any Governmental Authority, Fox shall furnish or cause to be furnished to News, or applicable Non-Fox Subsidiary such information as may be required as promptly as may be practicable.

          Section 8.2 Information Relating to News Corporation. To the extent that Fox or any of the Fox Group Subsidiaries shall, from time to time, require information (including audited or unaudited financial statements ) from News Corporation or the Non-Fox Group Subsidiaries in order to satisfy reporting or disclosure obligations imposed by the SEC, the New York Stock Exchange or any other stock exchange, or pursuant to any rule, regulation or other requirement of any Governmental Authority, News Corporation shall furnish or cause to be furnished to Fox or the applicable Fox Group Subsidiary such information as may be required as promptly as may be practicable.


                                  ARTICLE IX

                           NEWS CORPORATION INDEMNITY
                           --------------------------

          Section 9.1  Indemnification by News Corporation.  News Corporation
                       -----------------------------------
agrees to indemnify and hold Fox and each of the Fox Group Subsidiaries harmless from and against any and all liabilities, obligations, claims, costs, damages and expenses (including reasonable attorneys' fees) they may incur pursuant to guarantees they have issued, or will issue in the future of (i) the obligations of News Corporation and certain of the Non-Fox Group Subsidiaries under the Revolving Credit Agreement dated May 19, 1993 by and among News Corporation, certain of its subsidiaries and various banks, (ii) the obligations of News America Incorporated under various guaranteed debt instruments and (iii) any future obligations of News Corporation or any of the Non-Fox Group Subsidiaries, unless the terms of such future obligations specifically state otherwise.


                                   ARTICLE X

                                  MISCELLANEOUS
                                  -------------

          Section 10.1  Entire Agreement.  This Agreement contains, and is
                        ----------------
intended as, a complete statement of all of the terms of the arrangements between the parties with respect to the matters provided for, and supersedes any previous agreements and understandings between the parties with respect to those matters.

          Section 10.2  Governing Law.  This Agreement shall be governed by, and
                        -------------
construed and enforced in accordance with, the laws of the State of New York.

          Section 10.3  Termination.  This Agreement may be terminated prior
                        -----------
to the Effective Date by the mutual consent of News Corporation and Fox.

          Section 10.4  Notices.  All notices and other communications under
                        -------
this Agreement shall be in writing and shall be deemed given when delivered personally, mailed by registered mail, return receipt requested, sent by recognized overnight delivery service or, to the extent receipt is confirmed, by telecopy, telefax, or other electronic transmission service to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other parties pursuant to this provision):

          If to News Corporation, to:

               The News Corporation Limited
               1211 Avenue of the Americas
               New York, New York 10036
               Attention:  Chief Financial Officer

          With a copy to:

               The News Corporation Limited
               1211 Avenue of the Americas
               New York, New York 10036
               Attention: Group General Counsel

          If to Fox, to:

               Fox Entertainment Group, Inc.
               1211 Avenue of the Americas
               New York, New York 10036
               Attention: Chief Financial Officer

          With a copy to:

               Fox Entertainment Group, Inc.
               1211 Avenue of the Americas
               New York, New York 10036
               Attention: General Counsel

          Section 10.5  Separability.  If at any time any of the covenants or
                        ------------
the provisions contained herein shall be deemed invalid or unenforceable by the laws of the jurisdiction wherein it is to be enforced, by reason of being vague or unreasonable as to duration, geographic scope, scope of activities restricted or for any other reason, such covenants or provisions shall be considered divisible as to such portion and such covenants or provisions shall become and be immediately amended and reformed to include only such covenants or provisions as are enforceable by the court or other body having jurisdiction over this Agreement. The parties agree that such covenants or provisions, as so amended and reformed, shall be valid and binding as though the invalid or unenforceable portion had not been included herein.

          Section 10.6  Amendment; Waiver.  No provision of this Agreement
                        -----------------
may be amended or modified except by an instrument or instruments in writing signed by News Corporation and Fox. No waiver of any provision hereof shall be construed as a waiver of any other provision. Any waiver must be in writing.

          Section 10.7  Assignment and Binding Effect.  Neither Party may
                        -----------------------------
assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party.

          Section 10.8 No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties and their respective successors and permitted assigns and they shall not be construed as conferring and are not intended to confer any rights on any other persons.

          Section 10.9  Counterparts.  This Agreement may be executed in
                        ------------
counterparts, each of which shall be deemed an original, and each party may become a party hereto by executing a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument.

          Section 10.10  Interpretation.  Article titles, headings to sections
                         --------------
and any table of contents are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation hereof. The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. As used herein, "include", "includes" and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import, the singular includes the plural and vice versa, and references to any agreement or other document are to such agreement or document as amended and supplemented from time to time. All accounting terms not defined in this Agreement shall have the meanings determined by generally accepted accounting principles as in effect from time to time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the masculine as well as the feminine and neuter genders of such term, and references to a person are also to its permitted successors and assigns.

          Section 10.11  Consent to Jurisdiction: No Jury Trial.  Each of News
                         --------------------------------------
Corporation and Fox irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of News Corporation and Fox further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 9.4 will be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of News Corporation and Fox irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transaction contemplated hereby in (i) the Supreme Court of the State of New York, New York County or
(ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF NEWS CORPORATION AND FOX HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          IN WITNESS WHEREOF, the undersigned have executed this Master Intercompany Agreement as of the date first above written.

                                    THE NEWS CORPORATION LIMITED


                                    By:
                                        --------------------------------------
                                         Name:
                                         Title:



                                    FOX ENTERTAINMENT GROUP, INC.


                                    By:
                                        --------------------------------------
                                         Name:
                                         Title: